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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

    Date of Report: (Date of earliest event reported): December 19, 2001
                                                      (December 13, 2001)


                            KEY ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         MARYLAND                      1-8038                 04-2648081
   (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                           Identification No.)

                                  6 DESTA DRIVE
                              MIDLAND, TEXAS 79705
                    (Address of Principal Executive Offices)

                                  915/620-0300
             (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

OFFERING OF COMMON STOCK

         On December 13, 2001, Key Energy Services, Inc. (the "Registrant") entered into an underwriting agreement (the "Underwriting Agreement") with Lehman Brothers Inc. in connection with the offering (the "Offering") of 5,400,000 shares of the Registrant's common stock, par value $.10 per share. The proceeds of the Offering will be used to redeem approximately $35.4 million of its 14% Senior Subordinated Notes due 2009. In connection with the Offering, the Registrant also entered into an amendment to its Amended and Restated Credit Agreement (the "Amendment to the Credit Agreement").

         The Offering is being made pursuant to the Registrant's Registration Statement on Form S-3 (File No. 333-67665) (the "Registrant Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Registrant may from time to time offer debt securities, preferred stock, common stock and warrants with an aggregate offering price of up to $500,000,000.

         The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement. The Underwriting Agreement and the Amendment to the Credit Agreement are filed as exhibits to this Form 8-K and are incorporated herein by reference.

MANAGEMENT CHANGE

         On December 14, 2001, the Registrant issued a press release announcing that effective January 1, 2002, James Byerlotzer will become the Registrant's Executive Vice President and Chief Operating Officer and will be responsible for all domestic well servicing, drilling and ancillary operations. Also, Thomas K. Grundman will become the Registrant's Executive Vice President - M&A and International, assuming responsibility for the Registrant's corporate development, merger and acquisition efforts, and international operations. Royce
W. Mitchell will join the Registrant in Midland as Executive Vice President, Chief Financial Officer and Chief Accounting Officer where he will assume responsibility for the Registrant's accounting, information and technology, and treasury functions.

         The press release which is filed as an exhibit to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:


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      1.1   -    Underwriting Agreement, dated December 13, 2001, between the
                 Registrant and Lehman Brothers Inc.

     10.1   -    Tenth Amendment to Second Amended and Restated Credit Agreement
                 dated as of December 13, 2001

     99.1   -    Press Release dated December 14, 2001


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                                    SIGNATURE

         Pursuant to the requirments of the Securites and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 19, 2001                KEY ENERGY SERVICES, INC.



                                       By: /s/ FRANCIS D. JOHN, JR.
                                          ------------------------------------
                                       Francis D. John, Jr.
                                       Chairman of the Board, President and
                                       Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.    Exhibit:

 1.1    --     Underwriting Agreement, dated December 13, 2001, between the
               Registrant and Lehman Brothers Inc.


10.1    --     Tenth Amendment to Second Amended and Restated Credit
               Agreement dated as of December 13, 2001


99.1    --     Press Release dated December 14, 2001